Exhibit 10.23

Sales Agreement

Supplier: The Fifth Season (Zhejiang) Trade Co., Ltd
Buyer: Guangdong Yue He Asset Management Co., Ltd
Signed at: Hangzhou, Zhejiang Province
Date: 2011-02-19

Article 1:

Product Name, Specification, Quantity, Total Amount

Product Name	Quantity	Unit Price (RMB)	Total Amount (RMB)
LED Underground Lamp	2000 sets	2688	5376000
LED Line Lamp	3000 sets	3360	10080000
LED Pointolite	4000 sets	456	1824000
Energy Saving Lamp	100,000 pieces	111.2	11120000
Total			RMB 28,400,000

Article 2: Payment Method

30% deposit is paid up front, then the remaining balance is paid upon arrival of goods.

Article 3: Delivery Date

Delivery date is March 31, 2011.

Article 4: Place of Delivery

Warehouse indicated by buyer.

Article 5: Supply and Recycling of Packaging Material

Supplier provides but does not recycle cardboard boxes.

Article 6: Packing Standard

Normal cardboard boxes.

Article 7: Transportation Method

Vehicle transportation.

Article 8: Cost Bearing

Buyer bears the costs of packaging and transportation.

Article 9: Receiver of Goods

Guangdong Yuehe Asset Management Co., Ltd.

Article 10: After-sale Service

Supplier is responsible for technical guidance during lamp installation, and it provides free one year warranty of the goods.

Article 11: Breach of Contract Duty

1.	A default fee, 30% of total amount, shall be paid if supplier cannot deliver or buyer cancels delivery.

2.	A late fee, 0.05% per day of total amount, shall be paid if delivery or payment is delayed.

Article 12: Effectiveness

This contract shall be in effect after both parties sign it. If a party is to amend or cancel the contract, it must enter a negotiation with the other.

Article 13:

This contract shall be signed in four counterparts; both parties hold two copies respectively.

Article 14:

Any matters that are not stipulated in the contract shall be negotiated in accordance with the Contract Law of the People’s Republic of China. If negotiation fails, both parties can seek resolution at the People’s Court of Hangzhou.

Supplier:

Name of Entity: The Fifth Season (Zhejiang) Trade Co., Ltd
By: /seal/ The Fifth Season (Zhejiang) Trade Co., Ltd

Buyer:

Name of Entity: Guangdong Yue He Asset Management Co., Ltd
By: /seal/ Guangdong Yue He Asset Management Co., Ltd

Date: February 19, 2011